UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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JNL Series Trust
(Name of Registrant as Specified In Its Charter)

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JNL SERIES TRUST

JNL/Mellon MSCI KLD 400 Social Index Fund

1 Corporate Way

Lansing, Michigan 48951

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 25, 2022

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/Mellon MSCI KLD 400 Social Index Fund (the “Fund”), a series of the JNL Series Trust, a Massachusetts business trust (the “Trust”), will be held at the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951 on March 25, 2022 at 10:00 a.m., Eastern Time, to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	To approve investment strategy changes for the Fund (“Proposal 1”).

2.	To approve the elimination of a fundamental policy regarding diversification (the “Policy Removal” or the “Proposal 2”).

3.	To approve an amended fundamental policy regarding industry concentration (the “Amended Policy” or the “Proposal 3”).

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Due to the COVID-19 pandemic, Shareholders who attend the Meeting will be required to practice social distancing and to abide by all state and local restrictions. Multiple conference rooms may be used, as applicable, depending on the number of attendees and a dial in number will be provided. Each room is subject to frequent cleanings.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that Shareholders vote FOR each of Proposal 1, Proposal 2 and Proposal 3 (each, a “Proposal,” and together, the “Proposals”).

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on January 31, 2022 (the “Record Date”), shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Jackson National and/or Jackson National Life Insurance Company of New York have fixed the close of business on March 24, 2022, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

/s/ Mark D. Nerud

Mark D. Nerud
Trustee, President, and Chief Executive Officer JNL Series Trust

February 9, 2022

Lansing, Michigan

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JNL SERIES TRUST

JNL/Mellon MSCI KLD 400 Social Index Fund

1 Corporate Way

Lansing, Michigan 48951

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PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

February 9, 2022

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of JNL Series Trust (the “Trust”), a Massachusetts business trust, of proxies to be voted at a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/Mellon MSCI KLD 400 Social Index Fund (the “Fund”), a series of the Trust, to be held on March 25, 2022, at 10:00 a.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

Due to the COVID-19 pandemic, Shareholders who attend the Meeting will be required to practice social distancing and to abide by all state and local restrictions. Multiple conference rooms may be used, as applicable, depending on the number of attendees and a dial in number will be provided. Each room is subject to frequent cleanings.

The purpose of the Meeting is to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	To approve investment strategy changes for the Fund (“Proposal 1”).

2.	To approve the elimination of a fundamental policy regarding diversification (the “Policy Removal” or the “Proposal 2”).

3.	To approve an amended fundamental policy regarding industry concentration (the “Amended Policy” or the “Proposal 3”).

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this proxy statement, and the accompanying voting instructions card were first mailed on or about February 17, 2022.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual report to Shareholders.

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2021 or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Amended and Restated By-Laws of the Trust, dated September 6, 2019 (the “By-Laws”), provide that, except as otherwise provided by law, the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “Declaration of Trust”), or the By-Laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the Meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. The presence of Jackson National and/or Jackson National Life Insurance Company of New York (“Jackson NY,” and together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

Generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless a different vote is required by law, the Declaration of Trust or the By-Laws. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on a Proposal has the same practical effect as an instruction to vote against the Proposal.

Approval of Proposal 1 will require the affirmative vote of a majority of the votes cast by the holders of all of the Shares present or represented and voting on that Proposal.

Approval of Proposal 2 and Proposal 3 will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the “1940 Act”), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the Proposals are approved by Shareholders of the Fund, they will be implemented on or about April 25, 2022.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Interests in the Fund, a series of the Trust, are represented by shares. Shares of the Fund currently are sold only to separate accounts of the Insurance Companies to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by the Insurance Companies, to employee benefit plans of Jackson National or directly to the Insurance Companies, or to certain funds of the Trust organized as funds-of-funds. Although the Insurance Companies legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant Insurance Company, as provided in your Variable Contract, in shares of the Fund.

You have the right under the interpretations of the 1940 Act to instruct the Insurance Company how to vote the shares attributable to your Variable Contract. Owners of Variable Contracts (the “Contract Owners”) at the close of business on January 31, 2022 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Fund. Shares for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of a Proposal. Shares for which an Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company. The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners. As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. The Insurance Companies have fixed the close of business on March 24, 2022, as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Trust receives an insufficient number of votes to approve a Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and un-revoked voting instructions.

SUMMARY OF PROPOSALS

Proposal 1	To approve investment strategy changes for the Fund
Proposal 2	To approve the elimination of a fundamental policy regarding diversification
Proposal 3	To approve an amended fundamental policy regarding industry concentration

INTRODUCTION

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 128 funds, including the JNL/Mellon MSCI KLD 400 Social Index Fund (the “Fund”). The Trust is providing this proxy statement to shareholders (the “Shareholders”) investing in the Fund as of January 31, 2022, the Record Date.

The Fund currently seeks to track the performance of the MSCI KLD 400 Social Index, a free float-adjusted market capitalization index composed of U.S. companies that have positive environmental, social and governance (“ESG”) characteristics as identified by the index provider. At a meeting held on November 30-December 2, 2021 (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), voted to approve changes, effective on or about April 25, 2022 (“Effective Date”), to the Fund’s name, investment objective, principal investment strategies, principal risks, and primary and secondary benchmarks (the “Fund Changes”). Pursuant to these changes, on the Effective Date, the Fund will seek to track the performance of the Morningstar® US Sustainability Index℠ (the “Index”), an index designed to provide diversified, broad US equity market exposure with lower ESG risk. Effective April 25, 2022, the Fund will be renamed the JNL/Morningstar U.S. Sustainability Index Fund.

There will be no changes to the Fund’s investment adviser, Jackson National Asset Management, LLC (“JNAM”), or its investment sub-adviser, Mellon Investments Corporation, in connection with the Fund Changes noted above. However, the license fees associated with the Morningstar® US Sustainability Index℠ will be lower than the license fees associated with the MSCI KLD 400 Social Index, and, as a result of the Fund Changes, the Fund’s total expense ratio is expected to be lower.

PROPOSAL 1: TO APPROVE STRATEGY CHANGES FOR THE FUND

JNAM is recommending that the Fund no longer seek to track the performance of the MSCI KLD 400 Social Index and instead seek to track the performance of the Morningstar® US Sustainability Index℠ (the “Strategy Changes”). JNAM has evaluated the index construction of the two indices and believes them to be similar. The primary purpose of Proposal 1 is to lower the overall expenses for the Fund.

If Shareholders approve the Strategy Changes, the Fund’s investment objective and principal investment strategies will be revised. A comparison of the Fund’s current and proposed investment objective and principal investment strategies is shown in the table below.

Current Investment Objective and Principal Investment Strategies	Proposed Investment Objective and Principal Investment Strategies

Investment Objective

The investment objective of the Fund is to seek to track the performance of the MSCI KLD 400 Social Index, an index composed of U.S. companies that have positive environmental, social and governance characteristics as identified by the index provider.

Investment Objective

The investment objective of the Fund is to seek to track the performance of the Morningstar® US Sustainability Index℠, which is designed to provide broad US equity market exposure with lower environmental, social and governance (“ESG”) risk.

Principal Investment Strategies

The Fund seeks to track the investment results of the MSCI KLD 400 Social Index (the “Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of December 31, 2020, the Index consisted of 403 companies identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange (“NYSE”), NASDAQ Stock Market and the NYSE MKT LLC. MSCI analyzes each eligible

Principal Investment Strategies

The Fund, under normal circumstances, seeks to invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities included in the Morningstar® US Sustainability Index℠ (the “Index”), including depositary receipts representing securities of the Index. The Fund seeks to track the investment results of the Index, which is designed to provide broad U.S. equity market exposure with lower ESG risk.  The Index includes large- and mid-capitalization companies and employs a best-in-class stock selection process to reduce exposure to companies with high ESG risk relative to their sector peers, targeting coverage of 50% of the Morningstar® US Large-

Current Investment Objective and Principal Investment Strategies	Proposed Investment Objective and Principal Investment Strategies

company’s ESG performance using proprietary ratings covering ESG criteria. The ratings identify the following six to ten issues: climate change, natural resources, pollution and waste, environmental opportunities, human capital, product liability, stakeholder opposition, social opportunities, corporate governance, and corporate behavior. The ESG criteria includes, but is not limited to, a company’s level of exposure relating to a material issue and the company’s management process of that issue. To assess a company’s exposure to and management of ESG risks and opportunities, the MSCI collects data from at a segment or geographic level from academic, government datasets; publicly filed company reports; government databases; media; and similar sources. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Index: alcohol, tobacco, gambling, civilian firearms, nuclear power, military weapons, adult entertainment and genetically modified organisms. The Index may include large-, mid- or small capitalization companies. Components of the Index primarily include consumer discretionary, healthcare and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time.

The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the Sub-Adviser or its affiliates, as well as in securities not included in the Index, but which the Sub-Adviser believes will help the Fund track the Index. The Fund seeks to track the investment results of the Index before fees and expenses of the Fund.

The Fund seeks to track the investment results of the Index, which is a free float-adjusted market capitalization index designed to target U.S. companies that have ESG characteristics. The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

Mid Cap Index (the “parent index”) by float-adjusted market capitalization. Sector constraints are applied to preserve market-like exposure.  The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

As of December 31 , 2021, the Index consisted of 374 constituents identified by Morningstar Indexes (the “Index Provider”) and the full market capitalization range was $ 298 million to $ 2,142,191 million. The number of constituents in the Index is subject to the selection and eligibility criteria at the time of reconstitution.  The Index is reconstituted semi-annually and implemented after the close of business on the third Friday of June and December and is effective the following Monday. The Index is rebalanced quarterly and implemented after the close of business on the third Friday of March, June, September, and December and is effective the following Monday.  If Monday is a holiday, reconstitution or rebalancing is effective on the following business day.

The Index Provider defines sustainable investing as an approach that takes into account ESG factors and their impact throughout the investment process.

All constituents within the Index must meet the following criteria in sequence: (i) the security must have a current Sustainalytics ESG Risk Rating and Sustainalytics Controversy Score, (ii) the security’s Controversy Score must be 3 out of 5, or lower, (iii) the security must not have a ‘Severe’ Sustainalytics ESG Risk Rating, and (iv) the company must not derive more than 50% of its revenue from tobacco products, not have any involvement in the production of controversial weapons (land mines, for example) as defined by third-party Sustainalytics Global Compact Compliance Service exclusionary lists, not have any involvement in the manufacturing and sale of firearms to civilian customers, and not have any involvement in the manufacturing and sale of key components of small arms.  The Index Provider selects the best-in-class companies in priority order of their Sustainalytics ESG Risk Ratings until they reach 50% coverage by float-adjusted market capitalization of the parent index. The companies with the lowest possible ESG Risk Ratings are selected for the Index, subject to sector weight constraints relative to the parent index.

Sustainalytics’ ESG Risk Ratings are designed to help investors identify and understand financially material ESG risks in their portfolio companies. Sustainalytics’ ESG Risk Ratings measure the degree to which a company’s economic value is driven by the magnitude of a company’s unmanaged ESG risks. Sustainalytics’ ESG Risk Ratings are composed of three building blocks that contribute to a company’s overall rating. These building blocks include Corporate Governance, material ESG issues (“MEIs”), and idiosyncratic ESG issues.  To be considered relevant in the ESG Risk Ratings, an issue must have a potentially substantial impact on the economic value of a company and, hence, its financial risk- and return profile from an investment perspective. The ESG Risk Rating is forward looking in the sense that it identifies these issues based on the typical business model and business environment a company is operating in. The final ESG Risk Rating score is calculated as the sum of all unmanaged risk. To determine unmanaged risk, Sustainalytics reviews three building blocks: Corporate Governance, MEIs’, and idiosyncratic ESG issues. Based on their quantitative scores, companies are grouped into one of five risk categories (negligible, low, medium, high, severe) per

Current Investment Objective and Principal Investment Strategies	Proposed Investment Objective and Principal Investment Strategies
the chart below. A low score indicates a low level of ESG risk.
	ESG Risk Rating	Quantitative Score
	Negligible	0 - 9.99
	Low	10 -19.99
	Medium	20 - 29.99
	High	30 - 39.99
	Severe	40+

Mellon Investments Corporation (“Sub-Adviser”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund does not employ traditional methods of active investment management, such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing may offer a cost-effective approach to gaining diversified market exposure over the long-term.

Mellon Investments Corporation, the Fund’s sub-adviser (“Sub-Adviser”), does not apply its own ESG screening criteria. The Sub-Adviser relies on the Index Provider to apply its screening criteria to portfolio companies included in the Index.

The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the Index through full replication or representative sampling. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon fundamental security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

When attempting to replicate an index such as the Index, portfolio turnover is generally reduced to security additions or deletions to the index, contract owner contributions and withdrawals, and reinvestment income. The Fund stays aligned with the benchmark automatically with the change in share price, due to the close similarity between the holdings of the Index and those of the Fund such that the replicated portfolio does not require rebalancing as a result of market movement. The Fund is managed and rebalanced to reflect the composition of the Index.

The Fund may invest in financial futures, a type of derivative that may be used to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective. The Fund’s use of financial futures is intended to assist replicating the investment performance of the Index.	The Fund may invest in financial futures, a type of exchange-traded derivative that may be used to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective. The Fund’s use of financial futures is intended to assist replicating the investment performance of the Index.
The Fund may invest in exchange-traded funds (“ETFs”) to assist with fund rebalances and to meet redemption or purchase requests. The Fund’s holdings are rebalanced on a regular basis to reflect changes in the composition of the Index.	The Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to the Index to assist with the Index rebalances and to meet redemption or purchase requests.
No corresponding strategy.	The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Information Regarding Principal Risks

If Shareholders approve the Strategy Changes, the Fund’s principal risks will also be revised. Such changes include the removal of financial services risk and the addition of depositary receipts risk, mid-capitalization investing risk, and non-diversification risk (see Proposal 2 for additional information on non-diversification). A comparison of the Fund’s current principal risks and the proposed principal risks is shown in the table below.

	Current Principal Risks	Proposed Principal Risks
Concentration risk	X	X
Derivatives risk	X	X
Depositary receipts risk		X
Equity securities risk	X	X
ESG (Environmental, Social & Governance) investment strategy risk	X	X

	Current Principal Risks	Proposed Principal Risks
Exchange-traded funds investing risk	X	X
Financial services risk	X
Index investing risk	X	X
Issuer risk	X	X
Large-capitalization investing risk	X	X
License termination risk	X	X
Market risk	X	X
Mid-capitalization investing risk		X
Non-diversification risk		X
Passive investment risk	X	X
Sector risk	X	X
Tracking error risk	X	X

For complete disclosure of the Fund’s investment objective, investment strategies, risks, primary and secondary benchmarks, and other related disclosure, as well as how this disclosure is proposed to be revised as a result of the Strategy Changes, please see Appendix A.

Approval of the Strategy Changes for the Fund requires the affirmative vote of a majority of the votes cast by the holders of all of the Shares present or represented and voting on this Proposal.

THE BOARD, INCLUDING A MAJORITY OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 1.

PROPOSAL 2: TO APPROVE THE ELIMINATION OF A FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

In connection with the Fund Changes noted above, the Board, including the Independent Trustees, also approved the elimination of a fundamental policy regarding diversification for the Fund at the Board Meeting, subject to approval by Shareholders (the “Policy Removal” or “Proposal 2”). All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval.

The Fund has been and continues to be managed in compliance with the diversification limits of the 1940 Act. Under the 1940 Act, a Fund that is a “diversified company” will have at least 75% of the value of its total assets represented by the following:

●	Cash and cash items (including receivables),
●	Government securities,
●	Securities of other investment companies, and
●	Other securities limited in respect to any one issuer to not more than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

Because the Fund operates as an “index fund” that seeks to meet its investment objective by seeking to track the performance of its index, it uses a passive investment approach, called indexing, which attempts to replicate the investment performance of the index through full replication or representative sampling. The primary purpose of Proposal 2 is to remove the Fund’s diversification limits so that the Fund may have greater flexibility to invest in the stocks in the Morningstar® US Sustainability Index℠ in the same or similar weights as this index.

Non-diversified funds can hold a smaller number of issuers than if they were “diversified Funds.” As a result, there is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers because changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

JNAM has reviewed the current fundamental policies for the Fund and has recommended to the Board that the fundamental policy with respect to diversification for the Fund be removed. At the Board Meeting, the Board reviewed materials provided by JNAM and upon review and consideration of those materials, as well as discussion with their independent counsel, concluded that the Policy Removal is appropriate. In reaching its conclusion, the Board considered the Fund’s investment strategies as of the Effective Date, the current diversification requirements, and the impact of the removal of the fundamental policy.

The current fundamental policy for the Fund is set forth in the table below (underlined emphasis added):

Current Fundamental Policy Regarding Diversification

(1)          Each Fund, except the JNL/Baillie Gifford U.S. Equity Growth Fund, JNL/BlackRock Global Natural Resources Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, and JNL/Morningstar Wide Moat Index Fund shall be a “diversified company,” as such term is defined under the 1940 Act.

With respect to those Funds that are excepted above, this policy is not a fundamental policy.

If Proposal 2 is approved by Shareholders, the Fund will be excepted from the above-referenced policy and will operate as a non-diversified fund as of the Effective Date. If the Policy Removal is not approved by Shareholders of the Fund, the current diversification policy will remain in effect for the Fund.

Approval of the Policy Removal for the Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of a Fund, or (ii) 67% or more of the voting securities of a Fund present at the Meeting if more than 50% of the Fund’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the shares of the Fund.

THE BOARD, INCLUDING A MAJORITY OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 2.

PROPOSAL 3: TO APPROVE AN AMENDED FUNDAMENTAL POLICY REGARDING INDUSTRY CONCENTRATION

In connection with the Fund Changes noted above, the Board, including the Independent Trustees, also approved an amended fundamental policy regarding industry concentration for the Fund at the Board Meeting, subject to approval by Shareholders (the “Amended Policy” or “Proposal 3”). All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval.

The Fund is currently allowed to invest more than 25% of the value of its assets in certain industries to the extent such industries are represented in its current index, the Mellon MSCI KLD 400 Social Index. The primary purpose of Proposal 3 is to reflect the revised Fund name and description of its new index, the Morningstar® US Sustainability Index℠, as of the Effective Date.

Because the Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index, it may be subject to greater risks. Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions. As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

JNAM has reviewed the current fundamental policies for the Fund and has recommended to the Board that the fundamental policy with respect to industry concentration for the Fund be amended. At the Board Meeting, the Board reviewed materials provided by JNAM and upon review and consideration of those materials, as well as discussion with their independent counsel, concluded that the Amended Policy is appropriate. In reaching its conclusion, the Board considered the Fund’s investment strategies as of the Effective Date, the current concentration policy, and the impact of the Amended Policy.

The Amended Policy for the Fund is set forth in the table below. The underlined text in the table below reflects language that is proposed to be revised in the fundamental policy.

Fundamental Policy Regarding Industry Concentration
Current Policy	Amended Policy (if approved by Shareholders)
The JNL/Mellon MSCI KLD 400 Social Index Fund seeks to track the investment results of the MSCI KLD 400 Social Index (the “Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.	The JNL/Morningstar U.S. Sustainability Index Fund seeks to track the performance of the Morningstar® US Sustainability Index℠ (the “Index”), an index designed to provide broad US equity market exposure with lower environmental, social and governance (“ESG”) risk. The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

If Proposal 3 is approved by Shareholders, the Fund will continue to invest more than 25% of the value of its assets in certain industries to the extent such industries are represented in its new index, the Morningstar® US Sustainability Index℠, as of the Effective Date.

Approval of the Amended Policy for the Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of a

Fund, or (ii) 67% or more of the voting securities of a Fund present at the Meeting if more than 50% of the Fund’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the shares of the Fund.

THE BOARD, INCLUDING A MAJORITY OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 3.

OTHER MATTERS

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Fund with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd. each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc. Jackson is also the ultimate parent of PPM America, Inc. JNAM also serves as the Trust’s administrator. Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and an indirect, wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

OUTSTANDING SHARES

The Trustees have fixed the close of business on January 31, 2022, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNL/Mellon MSCI KLD 400 Social Index Fund (Class A)	15,334,641.592
JNL/Mellon MSCI KLD 400 Social Index Fund (Class I)	518,127.830

As of January 31, 2022, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because the shares in the Trust are sold only to the separate accounts of the Insurance Companies, certain funds of the Trust organized as funds-of-funds, and certain non-qualified retirement plans, the Insurance Companies, through the separate accounts which hold shares in the Trust as funding vehicles for the Variable Contracts and certain retirement plans, are the owners of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes.

As may be required by applicable law and interpretations of the staff of the SEC, Jackson generally will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson through its general account, as well as shares held by its separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as “echo” voting. As a result, a small number of Contract Owners may determine the outcome of the vote.

As of the Record Date, January 31, 2022, no person owned 5% or more of the shares of the Fund either beneficially or of record .

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts. As noted above, Contract Owners have the right to give instructions to the insurance company Shareholders as to how to vote the Fund shares attributable to their Variable Contracts. As of January 31, 2022, no persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

CONTINGENCY PLAN

If the Proposals are not approved by Shareholders, the Board will consider what actions are appropriate and in the best interests of Shareholders of the Fund. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit Shareholders of the Fund to approve the Proposals.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of the Insurance Companies.

JNAM, as the Trust’s administrator, has retained the services of Donnelley Financial LLC (“DFS”), 35 West Wacker Drive, Chicago, Illinois 60601. Under the agreement between JNAM and DFS, DFS’s subcontractor, Mediant Communications (“Mediant”), 400 Regency Parkway, Suite 200, Cary, North Carolina 27519 will provide proxy distribution, solicitation, and tabulation services (the “Services”). The anticipated cost of the Services to be provided by Mediant in connection with this proxy solicitation is approximately $7,478.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM. The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Mark D. Nerud

Mark D. Nerud
Trustee, President, and Chief Executive Officer

Dated: February 9, 2022
Lansing, Michigan

Appendix A

Summary Prospectus – April 25, 2022~~April 26, 2021~~

JNL/Morningstar U.S. Sustainability Index Fund

(formerly, JNL/Mellon MSCI KLD 400 Social Index Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek to track the performance of the Morningstar® US Sustainability Index℠ ~~MSCI KLD 400 Social Index~~, which is designed to provide broad US equity market exposure with lower~~an index composed of U.S. companies that have positive~~ environmental, social and governance (“ESG”) risk ~~characteristics as identified by the index provider~~.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17~~21~~%
Total Annual Fund Operating Expenses	0.72~~6~~%
[1]	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17~~21~~%
Total Annual Fund Operating Expenses	0.42~~6~~%
Less Waiver/Reimbursement[2]	0.05%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.37~~41~~%

[1]	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	JNAM has contractually agreed to waive 0.05% of the administrative fees of the Class. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. The example also assumes that the Class I administrative fee waiver is discontinued after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/Morningstar U.S. Sustainability~~Mellon MSCI KLD 400 Social~~ Index Fund Class A
1 year	3 years	5 years	10 years
$74~~78~~	$230~~243~~	$401~~422~~	$894~~942~~

JNL/Morningstar U.S. Sustainability~~Mellon MSCI KLD 400 Social~~ Index Fund Class I
1 year	3 years	5 years	10 years
$43~~42~~	$135~~143~~	$235~~253~~	$530~~574~~

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
~~1/1/2020 - 12/31/2020~~	~~13~~	~~%~~
1/1/2021 - 12/31/2021	24%

Principal Investment Strategies. The Fund, under normal circumstances, seeks to invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities included in the Morningstar® US Sustainability Index℠ (the “Index”), including depositary receipts representing securities of the Index. The Fund seeks to track the investment results of the Index, which is designed to provide broad U.S. equity market exposure with lower ESG risk. The Index includes large- and mid-capitalization companies and employs a best-in-class stock selection process to reduce exposure to companies with high ESG risk relative to their sector peers, targeting coverage of 50% of the Morningstar® US Large-Mid Cap Index (the “parent index”) by float-adjusted market capitalization. Sector constraints are applied to preserve market-like exposure. The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

As of December 31 , 2021, the Index consisted of 374 constituents identified by Morningstar Indexes (the “Index Provider”) and the full market capitalization range was $ 298 million to $ 2,142,191 million. The number of constituents in the Index is subject to the selection and eligibility criteria at the time of reconstitution. The Index is reconstituted semi-annually and implemented after the close of business on the third Friday of June and December and is effective the following Monday. The Index is rebalanced quarterly and implemented after the close of business on the third Friday of March, June, September, and December and is effective the following Monday. If Monday is a holiday, reconstitution or rebalancing is effective on the following business day.

The Index Provider defines sustainable investing as an approach that takes into account ESG factors and their impact throughout the investment process.

All constituents within the Index must meet the following criteria in sequence: (i) the security must have a current Sustainalytics ESG Risk Rating and Sustainalytics Controversy Score, (ii) the security’s Controversy Score must be 3 out of 5, or lower, (iii) the security must not have a ‘Severe’ Sustainalytics ESG Risk Rating, and (iv) the company must not derive more than 50% of its revenue from tobacco products, not have any involvement in the production of controversial weapons (land mines, for example) as defined by third-party Sustainalytics Global Compact Compliance Service exclusionary lists, not have any involvement in the manufacturing and sale of firearms to civilian customers, and not have any involvement in the manufacturing and sale of key components of small arms. The Index Provider selects the best-in-class companies in priority order of their Sustainalytics ESG Risk Ratings until they reach 50% coverage by float-adjusted market capitalization of the parent index. The companies with the lowest possible ESG Risk Ratings are selected for the Index, subject to sector weight constraints relative to the parent index.

Sustainalytics’ ESG Risk Ratings are designed to help investors identify and understand financially material ESG risks in their portfolio companies. Sustainalytics’ ESG Risk Ratings measure the degree to which a company’s economic value is driven by the magnitude of a company’s unmanaged ESG risks. Sustainalytics’ ESG Risk Ratings are composed of three building blocks that contribute to a company’s overall rating. These building blocks include Corporate Governance, material ESG issues (“MEIs”), and idiosyncratic ESG issues.  To be considered relevant in the ESG Risk Ratings, an issue must have a potentially substantial impact on the economic value of a company and, hence, its financial risk- and return profile from an investment perspective. The ESG Risk Rating is forward looking in the sense that it identifies these issues based on the typical business model and business environment a company is operating in. The final ESG Risk Rating score is calculated as the sum of all unmanaged risk. To determine unmanaged risk, Sustainalytics reviews three building blocks: Corporate Governance, MEIs’, and idiosyncratic ESG issues. Based on their quantitative scores, companies are grouped into one of five risk categories (negligible, low, medium, high, severe) per the chart below. A low score indicates a low level of ESG risk.

ESG Risk Rating	Quantitative Score
Negligible	0 - 9.99
Low	10 -19.99
Medium	20 - 29.99
High	30 - 39.99
Severe	40+

Mellon Investments Corporation, the Fund’s sub-adviser (“Sub-Adviser”), does not apply its own ESG screening criteria. The Sub-Adviser relies on the Index Provider to apply its screening criteria to portfolio companies included in the Index.

The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the Index through full replication or representative sampling. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon fundamental security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

When attempting to replicate an index such as the Index, portfolio turnover is generally reduced to security additions or deletions to the index, contract owner contributions and withdrawals, and reinvestment income. The Fund stays aligned with the benchmark automatically with the change in share price, due to the close similarity between the holdings of the Index and those of the Fund such that the replicated portfolio does not require rebalancing as a result of market movement. The Fund is managed and rebalanced to reflect the composition of the Index.

The Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to the Index to assist with the Index rebalances and to meet redemption or purchase requests.

The Fund may invest in financial futures, a type of exchange-traded derivative that may be used to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective. The Fund’s use of financial futures is intended to assist replicating the investment performance of the Index.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

~~The Fund seeks to track the investment results of the MSCI KLD 400 Social Index (the “Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of December 31, 2020, the Index consisted of 403 companies identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange (“NYSE”), NASDAQ Stock Market and the NYSE MKT LLC. MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering ESG criteria. The ratings identify the following six to ten issues: climate change, natural resources, pollution and waste, environmental opportunities, human capital, product liability, stakeholder opposition, social opportunities, corporate governance, and corporate behavior. The ESG criteria includes, but is not limited to, a company’s level of exposure relating to a material issue and the company’s management process of that issue. To assess a company’s exposure to and management of ESG risks and opportunities, the MSCI collects data from at a segment or geographic level from academic, government datasets; publicly filed company reports; government databases; media; and similar sources. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Index: alcohol, tobacco, gambling, civilian firearms, nuclear power, military weapons, adult entertainment and genetically modified organisms. The Index may include large-, mid- or small capitalization companies. Components of the Index primarily include consumer discretionary, healthcare and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time.~~

~~Mellon Investments Corporation (“Sub-Adviser”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.~~

~~The Fund does not employ traditional methods of active investment management, such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing may offer a cost-effective approach to gaining diversified market exposure over the long-term.~~

~~The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the Sub-Adviser or its affiliates, as well as in securities not included in the Index, but which the Sub-Adviser believes will help the Fund track the Index. The Fund seeks to track the investment results of the Index before fees and expenses of the Fund.~~

~~The Fund may invest in financial futures, a type of derivative that may be used to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective. The Fund’s use of financial futures is intended to assist replicating the investment performance of the Index.~~

~~The Fund may invest in exchange-traded funds (“ETFs”) to assist with fund rebalances and to meet redemption or purchase requests. The Fund’s holdings are rebalanced on a regular basis to reflect changes in the composition of the Index.~~

~~The Fund seeks to track the investment results of the Index, which is a free float-adjusted market capitalization index designed to target U.S. companies that have ESG characteristics. The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

●	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

●	ESG (Environmental, Social & Governance) investment strategy risk – The Fund’s ESG investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. In addition, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics.

●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

●	Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in the area of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

●	Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

●	Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

~~●~~	~~Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, public health or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.~~

●	Passive investment risk – The Fund is not actively managed. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.

●	Index investing risk – The Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. Should the Fund engage in index sampling, the performance of the securities selected will not provide investment performance tracking that of the Index. Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as fund diversification requirements, may limit the ability of the Fund to completely replicate an index.

●	Tracking error risk – Tracking error is the divergence of the Fund’s performance from that of the Index. The Fund’s return may not track the return of the Index for a number of reasons. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. However, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the 1940 Act, as amended to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, or as a result of local market restrictions, or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.

●	Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

●	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.

●	License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies. The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor. Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

●	Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

●	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.

●	Depositary receipts risk – Depositary receipts, such as American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject the Fund to liquidity risk.

●	Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective April 25, 2022, for consistency with the Fund’s principal investment strategies, the Fund will replace the MSCI KLD 400 Social Index with the Morningstar® US Sustainability IndexSM as the Fund’s primary benchmark.

For consistency with the Fund’s principal investment strategies, the Fund added the Morningstar® US Large-Mid Cap IndexSM as the Fund’s secondary benchmark.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2020): 21.40%; Worst Quarter (ended 3/31/2020): -18.35%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2020): 21.54%; Worst Quarter (ended 3/31/2020): -18.25%

Average Annual Total Returns as of 12/31/2021
	1 year	Life of Fund (April 24, 2017)
JNL/Morningstar U.S. Sustainability Index~~Mellon MSCI KLD 400 Social Index~~ Fund (Class A)	30.63%	18.59%
Morningstar US Sustainability Index (TR) (reflects no deduction for fees, expenses, or taxes)	29.14%	18.48%
Morningstar US Large-Mid Cap Index (TR) (reflects no deduction for fees, expenses, or taxes)	26.44%	18.51%
MSCI KLD 400 Social Index (Gross) (reflects no deduction for fees, expenses, or taxes)	31.63%	19.75%

Average Annual Total Returns as of 12/31/2021
	1 year	Life of Class (September 25, 2017)
JNL/Morningstar U.S. Sustainability Index~~Mellon MSCI KLD 400 Social Index~~ Fund (Class I)	30.09%	19.33%
Morningstar US Sustainability Index (TR) (reflects no deduction for fees, expenses, or taxes)	29.14%	18.54%
Morningstar US Large-Mid Cap Index (TR) (reflects no deduction for fees, expenses, or taxes)	26.44%	18.51%
MSCI KLD 400 Social Index (Gross) (reflects no deduction for fees, expenses, or taxes)	31.63%	19.83%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
Mellon Investments Corporation (“Mellon”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Marlene Walker Smith	October 2020	Director, Head of Equity Index – Portfolio Management, Mellon
David France, CFA	October 2020	Vice President and Senior Portfolio Manager, Mellon
Todd Frysinger, CFA	October 2020	Vice President and Senior Portfolio Manager, Mellon
Vlasta Sheremeta, CFA	October 2020	Vice President and Senior Portfolio Manager, Mellon
Michael Stoll	October 2020	Vice President and Senior Portfolio Manager, Mellon

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon MSCI KLD 400 Social Index Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek to track the performance of the Morningstar® US Sustainability Index℠ ~~MSCI KLD 400 Social Index~~, which is designed to provide broad US equity market exposure with lower~~an index composed of U.S. companies that have positive~~ environmental, social and governance (“ESG”) risk ~~characteristics as identified by the index provider~~.

Principal Investment Strategies. The Fund, under normal circumstances, seeks to invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities included in the Morningstar® US Sustainability Index℠ (the “Index”), including depositary receipts representing securities of the Index. The Fund seeks to track the investment results of the Index, which is designed to provide diversified, broad U.S. equity market exposure with lower ESG risk. The Index includes large- and mid-capitalization companies and employs a best-in-class stock selection process to reduce exposure to companies with high ESG risk relative to their sector peers, targeting coverage of 50% of the Morningstar® US Large-Mid Cap Index (the “parent index”) by float-adjusted market capitalization. Sector constraints are applied to preserve market-like exposure. The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

As of December 31 , 2021, the Index consisted of 374 constituents identified by Morningstar Indexes (the “Index Provider”) and the full market capitalization range was $ 298 million to $ 2,142,191 million. The number of constituents in the Index is subject to the selection and eligibility criteria at the time of reconstitution. The Index is reconstituted semi-annually and implemented after the close of business on the third Friday of June and December and is effective the following Monday. The Index is rebalanced quarterly and implemented after the close of business on the third Friday of March, June, September, and December and is effective the following Monday. If Monday is a holiday, reconstitution or rebalancing is effective on the following business day.

The Index Provider defines sustainable investing as an approach that takes into account ESG factors and their impact throughout the investment process.

All constituents within the Index must meet the following criteria in sequence: (i) the security must have a current Sustainalytics ESG Risk Rating and Sustainalytics Controversy Score, (ii) the security’s Controversy Score must be 3 out of 5, or lower, (iii) the security must not have a ‘Severe’ Sustainalytics ESG Risk Rating, and (iv) the company must not derive more than 50% of its revenue from tobacco products, not have any involvement in the production of controversial weapons (land mines, for example) as defined by third-party Sustainalytics Global Compact Compliance Service exclusionary lists, not have any involvement in the manufacturing and sale of firearms to civilian customers, and not have any involvement in the manufacturing and sale of key components of small arms. The Index Provider selects the best-in-class companies in priority order of their Sustainalytics ESG Risk Ratings until they reach 50% coverage by float-adjusted market capitalization of the parent index. The companies with the lowest possible ESG Risk Ratings are selected for the Index, subject to sector weight constraints relative to the parent index.

Sustainalytics’ ESG Risk Ratings are designed to help investors identify and understand financially material ESG risks in their portfolio companies. Sustainalytics’ ESG Risk Ratings measure the degree to which a company’s economic value is driven by the magnitude of a company’s unmanaged ESG risks. Sustainalytics’ ESG Risk Ratings are composed of three building blocks that contribute to a company’s overall rating. These building blocks include Corporate Governance, material ESG issues (“MEIs”), and idiosyncratic ESG issues.  To be considered relevant in the ESG Risk Ratings, an issue must have a potentially substantial impact on the economic value of a company and, hence, its financial risk- and return profile from an investment perspective. The ESG Risk Rating is forward looking in the sense that it identifies these issues based on the typical business model and business environment a company is operating in. The final ESG Risk Rating score is calculated as the sum of all unmanaged risk. To determine unmanaged risk, Sustainalytics reviews three building blocks: Corporate Governance, MEIs’, and idiosyncratic ESG issues. Based on their quantitative scores, companies are grouped into one of five risk categories (negligible, low, medium, high, severe) per the chart below. A low score indicates a low level of ESG risk.

ESG Risk Rating	Quantitative Score
Negligible	0 - 9.99
Low	10 -19.99
Medium	20 - 29.99
High	30 - 39.99
Severe	40+

Mellon Investments Corporation, the Fund’s sub-adviser (“Sub-Adviser”), does not apply its own ESG screening criteria. The Sub-Adviser relies on the Index Provider to apply its screening criteria to portfolio companies included in the Index.

The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the Index through full replication or representative sampling. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon fundamental security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

When attempting to replicate an index such as the Index, portfolio turnover is generally reduced to security additions or deletions to the index, contract owner contributions and withdrawals, and reinvestment income. The Fund stays aligned with the benchmark automatically with the change in share price, due to the close similarity between the holdings of the Index and those of the Fund such that the replicated portfolio does not require rebalancing as a result of market movement. The Fund is managed and rebalanced to reflect the composition of the Index.

Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to the Index to assist with the Index rebalances and to meet redemption or purchase requests.

The Fund may invest in financial futures, a type of exchange-traded derivative that may be used to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective. The Fund’s use of financial futures is intended to assist replicating the investment performance of the Index.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

~~The Fund seeks to track the investment results of the MSCI KLD 400 Social Index (the “Index” or “MSCI”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”)~~

~~characteristics. As of December 31, 2020, the Index consisted of 403 companies identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange (“NYSE”), NASDAQ Stock Market and the NYSE MKT LLC. MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering ESG criteria. The ratings identify the following six to ten issues: climate change, natural resources, pollution and waste, environmental opportunities, human capital, product liability, stakeholder opposition, social opportunities, corporate governance, and corporate behavior. The ESG criteria includes, but is not limited to, a company’s level of exposure relating to a material issue and the company’s management process of that issue. To assess a company’s exposure to and management of ESG risks and opportunities, the MSCI collects data from at a segment or geographic level from academic, government datasets; publicly filed company reports; government databases; media; and similar sources. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Index: alcohol, tobacco, gambling, civilian firearms, nuclear power, military weapons, adult entertainment and genetically modified organisms. The Index may include large-, mid- or small capitalization companies. Components of the Index primarily include consumer discretionary, healthcare and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time.~~

~~Mellon Investments Corporation (“Sub-Adviser”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.~~

~~The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the Sub-Adviser or its affiliates, as well as in securities not included in the Index, but which the Sub-Adviser believes will help the Fund track the Index. The Fund seeks to track the investment results of the Index before fees and expenses of the Fund.~~

~~The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).~~

~~The Fund may invest in financial futures, a type of derivative that may be used to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.~~

~~The Index is sponsored by MSCI, which is independent of the Fund and the Sub-Adviser. The Index Provider determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index.~~

~~The Fund seeks to track the investment results of the Index, which is a free float-adjusted market capitalization index designed to target U.S. companies that have ESG characteristics. The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index. The Fund’s holdings are rebalanced on a regular basis to reflect changes in the composition of the Index.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As an indexed portfolio, the Fund may not achieve its investment objective for a variety of reasons, the inability to purchase certain securities in the index, including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or country specific factors that would prevent the Fund from achieving its investment objective. The principal risks of investing in the Fund include:

●	Market risk
●	ESG (Environmental, Social & Governance) investment strategy risk
●	Equity securities risk
●	Concentration risk
~~●~~	~~Financial services risk~~
●	Sector risk
●	Issuer risk
●	Passive investment risk
●	Index investing risk
●	Tracking error risk
●	Large-capitalization investing risk
●	Mid-capitalization investing risk
●	License termination risk
●	Exchange-traded funds investing risk

●	Derivatives risk
●	Depositary receipts risk
●	Non-diversification risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Currency risk
●	Cybersecurity risk
●	Expense risk
●	Investment strategy risk
~~●~~	~~Mid-capitalization investing risk~~
●	Redemption risk
●	Regulatory investment limits risk
●	Securities lending risk
●	Small-capitalization investing risk
●	Portfolio turnover risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management. Mellon Investments Corporation (“Mellon”) is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp.”). Mellon is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are:

Marlene Walker Smith is Director, Head of Equity Index - Portfolio Management at Mellon. Ms. Walker Smith joined Mellon in 1995. She leads a team of portfolio managers covering domestic and international index portfolios, as well as corporate actions. Ms. Walker Smith has been working in the investment industry since 1990. She holds an MBA from the University of Pittsburgh and a BA from Washington & Jefferson College.

David France, CFA, is Vice President and Senior Portfolio Manager at Mellon. Mr. France joined Mellon in 2009. He has been working in the investment industry since 2009. Mr. France is responsible for managing domestic and international equity indexing portfolios. He earned an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University. Mr. France holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh.

Todd Frysinger, CFA, is Vice President and Senior Portfolio Manager at Mellon. Mr. Frysinger joined Mellon in 2007. Mr. Frysinger is responsible for managing domestic and international equity indexing portfolios. He earned an MS in finance from Boston College and a BS in finance and management from Elizabethtown College. He holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh.

Vlasta Sheremeta, CFA, is Vice President and Senior Portfolio Manager at Mellon. Ms. Sheremeta joined Mellon in 2011. She has been working in the investment industry since 2010. Ms. Sheremeta is responsible for managing domestic and international equity indexing portfolios. Ms. Sheremeta earned an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh. She holds the CFA® designation, and is a member of CFA Institute and CFA Society Pittsburgh.

Michael Stoll is Vice President and Senior Portfolio Manager at Mellon. Mr. Stoll joined Mellon in 2005. He has been working in the investment industry since 2004. Mr. Stoll is responsible for managing domestic and international equity indexing portfolios. Mr. Stoll earned a BS in civil engineering from the University of California at Irvine, and an MBA and an MS in engineering from the University of California at Berkeley.

Ms. Walker Smith, Mr. France, Mr. Frysinger, Ms. Sheremeta and Mr. Stoll review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds and each has the authority to approve transactions to the Fund.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2021~~2020~~.